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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2000
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                      Corporate Asset Backed Corporation
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                           37-73666                 22-3281571
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(STATE OF OTHER JURISDICTION       (COMMISSION              (I.R.S. EMPLOYER
    OF IN CORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)



c/o PaineWebber Incorporated
1285 Avenue of the Americas, 11th Floor
New York, NY                                                10019
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


Registrant's telephone number, including area code. (212) 713-2841
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







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Item 1.         Changes in Control of Registrant.

                NOT APPLICABLE.

Item 2.         Acquistion or Disposition of Assets

                NOT APPLICABLE.

Item 3.         Bankruptcy or Receivership

                NOT APPLICABLE.

Item 4.         Changes in Registrant's Certifying Account.

                NOT APPLICABLE.

Item 5.         Other Events

                NOT APPLICABLE.

Item 6.         Resignations of Registrant's Directors

                NOT APPLICABLE.

Item 7.         Financial Statements Pro Forma Financial Information and
                Exhibits.

                NOT APPLICABLE.

                (a) NOT APPLICABLE.

                (b) NOT APPLICABLE.

                (c) EXHIBITS.

                1. Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for Florida Power and Light Debentures on December 1, 2000.

                                $881,250 to the Trust Certificate Holders.

Item 8.         Change in Fiscal Year

                NOT APPLICABLE.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized




                                             CORPORATE ASSET
                                             BACKED CORPORATION
                                                 as depositor



                                             By: /s/ Robert Vascellaro
                                                 ------------------------------
                                             Name: Robert Vascellaro
                                             Title Vice President and Treasurer


Date: December 1, 2000


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                                 EXHIBIT INDEX



EXHIBIT

       Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for Florida Power and Light Debentures on December 1, 2000.